UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

PW EAGLE, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(IRS Employer Identification No.)

1550 Valley River Drive, Eugene, Oregon 97401

(Address of Principal Executive Offices) (Zip Code)

(541) 349-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 15, 2007, PW Eagle, Inc. (the “Company”) issued a press release announcing its operating results for the three and twelve month periods ended December 31, 2006. Certain information contained in the press release references a proposed merger transaction announced by the Company on January 15, 2007. Because of the regulatory and shareholder approval process associated with the proposed merger, the Company will not be conducting a conference call to discuss its fourth quarter and year end financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Report as if fully set forth herein.

Item 8.01	Other Events.

On February 15, 2007, the Company issued a press release announcing its operating results for the three and twelve month periods ended December 31, 2006. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Report as if fully set forth herein.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, the Company will file a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company at the SEC website at http:// www.sec.gov. The definitive proxy statement and other documents also may be obtained for free from the Company by directing such request to PW Eagle’s Investor Relations Manager at (541) 343-0200 or on the Company’s website at www.pweagleinc.com.

PW Eagle, Inc. and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from PW Eagle’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of PW Eagle is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on May 10, 2006. More detailed information regarding the identity of potential participants in the solicitation, and their direct or indirect interests, by securities, holdings or otherwise, which interests may be different from those of PW Eagle shareholders generally, will be set forth in the definitive proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions. None

(d)	Exhibits:

99.1	Press Release dated February 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: February 15, 2007	By	/s/ Scott Long
Scott Long
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

PW EAGLE, INC.

Date of Report:	Commission File No.:
February 15, 2007	0-18050

Exhibit No.	ITEM
99.1	Press Release dated February 15, 2007